                                                                   EXHIBIT 10.15




                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of February 14, 2000

                                      among

                           CENTRAL PARKING CORPORATION
                          CENTRAL PARKING SYSTEM, INC.
                       CENTRAL PARKING SYSTEM REALTY, INC.
                  CENTRAL PARKING SYSTEM OF MASSACHUSETTS, INC.
                         CPC FINANCE OF TENNESSEE, INC.
                       KINNEY SYSTEM OF SUDBURY ST., INC.
                             ALLRIGHT HOLDINGS, INC.
                                  as Borrowers,

                                       and

              CERTAIN SUBSIDIARIES OF THE BORROWERS, as Guarantors,

                                       and

                          THE LENDERS IDENTIFIED HEREIN

                                       and

      BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Agent

                                       and

                         BANC OF AMERICA SECURITIES LLC
           (formerly known as NationsBanc Montgomery Securities LLC), as Sole Lead Arranger and Sole Book Manager

                                       and

                      SUNTRUST BANK, as Documentation Agent

                                       and

                     FLEET BANK, N.A., as Syndication Agent

                                       and

                             THE BANK OF NOVA SCOTIA
                                 NBD BANK, N.A.
                                BARCLAYS BANK PLC
                            CHASE BANK OF TEXAS, N.A.
                           FIRST UNION NATIONAL BANK,
                                  As Co-Agents

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Restatement), dated as of February 14, 2000, is by and among Central Parking Corporation, Central Parking System, Inc., Central Parking System Realty, Inc., Central Parking System of Massachusetts, Inc., CPC Finance of Tennessee, Inc., Kinney System of Sudbury St., Inc., and Allright Holdings, Inc. (the "Borrowers"), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A. (formerly known as NationsBank, N.A), as Agent, as amended (the "Credit Agreement").

                               W I T N E S S E T H

         WHEREAS, the Borrowers, the Guarantors, the Lenders, and the Agent have entered into that certain Credit Agreement dated March 19, 1999, as amended by that certain Letter Amendment to Credit Agreement dated as of June 25, 1999, as amended by that certain Letter Amendment to Credit Agreement dated as of October 27, 1999, as amended by that certain Amendment and Waiver to Credit Agreement dated as of December 28, 1999 (the "Existing Credit Agreement"); and

         WHEREAS, the Borrowers have requested, and the Lenders have agreed, to amend and restate the Existing Credit Agreement as set forth herein on the terms and subject to the conditions provided herein;

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment and Restatement, including its preamble and recitals, have the following meanings:

                  "Amended and Restated Credit Agreement" means the Existing Credit Agreement as amended and restated hereby.

                  "Amendment and Restatement Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment and Restatement, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.


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                                     PART 2
             AMENDMENT AND RESTATEMENT OF EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment and Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated in the form of an Amended and Restated Credit Agreement dated as of the date hereof, the terms of which shall be identical to the terms of the Existing Credit Agreement except as expressly provided in this Part 2.

         SUBPART 2.1 Amendment to definition of "Capital Expenditures" in
Section 1.1. The definition of "Capital Expenditures" is hereby amended in its entirety to read as follows:

                  "Capital Expenditures" means all expenditures which in
            accordance with GAAP would be classified as capital expenditures, including, without limitation, Capital Leases; provided that the term "Capital Expenditures" shall not include, for purposes hereof,
            (i) expenditures of proceeds of insurance settlements and other settlements in respect of lost, destroyed or damaged assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed or damaged assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the Borrowers and (ii) the Net Cash Proceeds of Asset Dispositions to the extent such Net Cash Proceeds are used to replace or repair assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the Borrowers.

         SUBPART 2.2 Amendment to definition of "Hedging Agreements" in Section
1.1. The definition of "Hedging Agreements" is hereby amended in its entirety to read as follows:

                  "Hedging Agreements" means any interest rate protection
            agreement, foreign currency exchange agreement or Equity Swap Agreement between one or more of the Borrowers and any Lender, or any Affiliate of a Lender.

         SUBPART 2.3 Amendment to definition of "Permitted Investments" in
Section 1.1. The definition of "Permitted Investments" is hereby amended in its entirety to read as follows:

                  "Permitted Investments" means Investments which are either (i)
            cash and Cash Equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (iii) Investments consisting of stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from defaulting obligors, (iv) Investments existing as of the Closing Date and set forth in
            Schedule 8.5, (v) loans to employees, directors or officers in connection with the award of convertible bonds or stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement in the aggregate not to exceed $1,000,000 (calculated on the exercise price for any such shares) in the aggregate at any time outstanding, (vi) other advances or loans to employees, directors, officers, shareholders or agents not to exceed $1,000,000 in the aggregate at any time outstanding, (vii) loans, advances and investments by one



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

            Credit Party to or into another Credit Party, (viii) loans, advances and investments by a Credit Party to or into a Subsidiary that is not a Credit Party in an amount not to exceed the greater of $10,000,000 or ten percent (10%) of Net Worth in the aggregate at any time outstanding, (ix) Permitted Acquisitions, (x) "key money" advances or other prepaid rent paid in connection with obtaining leasehold or other interests in real property in the ordinary course of business, (xi) advances in respect of the Stock Buy-Back Plan and
            (xii) other loans, advances and investments of a nature not contemplated in the foregoing subsections, including, without limitation, loans in connection with purchase money financing, in an amount not to exceed $25,000,000 in the aggregate at any time outstanding.

      SUBPART 2.4 The following new definitions are added to Section 1.1 of the Existing Credit Agreement their appropriate alphabetical order:

                  "Equity Swap Agreements" means any agreement entered into by the Parent in order to manage existing or anticipated risk associated with the repurchase by the Parent of shares of its capital stock pursuant to the Stock Buy-Back Plan.

                  "Stock Buy-Back Plan" means that certain plan approved by the
            Parent's Board of Directors on January 17, 2000, which authorized the Parent to effect the buy-back of the capital stock of the Parent in an amount not to exceed $50,000,000 in the aggregate.

      SUBPART 2.5 Amendments to Section 6.14. Section 6.14 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            6.14 PURPOSE OF EXTENSIONS OF CREDIT.

            The Loans will be used solely (a) to refinance existing Funded Debt,
      (b) to finance the existing Funded Debt of Allright and to pay transactions costs of up to $38,000,000 with respect to the Allright Merger, (c) to finance working capital, (d) to advance the redemption price for the capital stock of the Parent pursuant to the Stock Buy-Back Plan and (e) for other general corporate purposes. The Letters of Credit shall be used only for the purposes set forth in Section 2.3(a).

      SUBPART 2.6 Amendments to Section 7.9(d). Section 7.9(d) of the
Existing Credit Agreement is hereby amended in its entirety to read as follows:

            7.9 FINANCIAL COVENANTS.

                                  ************

                  (d) Net Worth. The Net Worth shall at all times (after giving effect to the issuance of additional capital stock in connection with the Allright Merger) be greater than or equal to $320,000,000, increased by the sum of (i) on a cumulative



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

            basis as of the end of each fiscal quarter of the Parent, commencing with the fiscal quarter ending March 31, 1999, an amount equal to 50% of Net Income (to the extent positive) for the fiscal quarter then ended plus (ii) an amount equal to 100% of the Net Cash Proceeds from any Equity Transaction occurring after the Closing Date minus (iii) the aggregate price paid for all purchases of capital stock of the Parent pursuant to the Stock Buy-Back Plan.

      SUBPART 2.7 Amendments to Section 8.1. Section 8.1 of the Existing Credit Agreement is hereby amended to add the following subsection (h) in the appropriate alphabetical order:

            8.1 INDEBTEDNESS.

            Contract, create, incur, assume or permit to exist any Indebtedness, except:

                                   ***********

                  (h) obligations of the Parent under Equity Swap Agreements.

      SUBPART 2.8 Amendments to Section 8.6. Section 8.6 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            8.6 RESTRICTED PAYMENTS.

            Directly or indirectly, (a) declare or pay any dividends or make any other distribution upon any shares of its capital stock of any class other than (i) stock dividends, (ii) dividends by Subsidiaries of the Parent to the Parent or any Subsidiary of the Parent and (iii) provided that no Event of Default has occurred and is continuing (A) cash dividends by the Parent in an amount not to exceed the greater of $4,000,000 or fifteen percent (15%) of Net Income during any fiscal year and (B) dividends on the Preferred Stock on the dates and at the rate set forth in the description of the Preferred Stock contained in Schedule 1.2, (b) purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its capital stock of any class or any warrants or options to purchase any such shares other than (i) Permitted Investments, (ii) purchases by the Parent of its shares in connection with the Stock Buy-Back Plan, provided that the aggregate price for all such purchases shall not exceed $50,000,000 and (ii) the purchase by the Parent of its shares in connection with stock purchase agreements and shareholder redemption agreements (other than pursuant to the Stock Buy-Back Plan) provided that the aggregate amount of such purchases does not exceed $5,000,000 during the term of this Agreement; or
      (c) make any prepayment, redemption, defeaseance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Funded Debt.




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

                                     PART 3
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Amendment and Restatement Effective Date. This Amendment and Restatement shall be and become effective as of the date on which all of the conditions set forth in this Part 3 shall have been satisfied or waived by the Required Lenders (the "Amendment and Restatement Effective Date") and thereafter this Amendment and Restatement shall be known, and may be referred to, as the "Amended and Restated Credit Agreement."

                  (a) Execution of Counterparts of Documents. The Agent shall have received counterparts of this Amendment and Restatement, which collectively shall have been duly executed on behalf of (i) each of the Borrowers, (ii) each of the Guarantors and (iii) the Required Lenders (as determined prior to giving effect to this Amendment and Restatement).

                  (b) Other Documents. The Agent shall have received such other documentation as the Agent may reasonably request in connection with the foregoing, all in form reasonably satisfactory to the Agent.

                                     PART 4
                                  MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment and Restatement, (a) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Existing Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Existing Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         SUBPART 4.3 Cross-References. References in this Amendment and Restatement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment and Restatement.

         SUBPART 4.4 Existing Credit Agreement. As used in the Existing Credit Agreement, the terms "Agreement", "Credit Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement as amended and restated by this Amendment and Restatement.




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

         SUBPART 4.5 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

         SUBPART 4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.8 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.




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


         IN WITNESS WHEREOF the Borrowers, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.


BORROWERS:                        CENTRAL PARKING CORPORATION


                                  By: /s/ Stephen A. Tisdell
                                     -------------------------------------------
                                  Name: Stephen A. Tisdell
                                       -----------------------------------------
                                  Title: Chief Financial Officer
                                        ----------------------------------------


SUBSIDIARY
GUARANTORS:                       CENTRAL PARKING SYSTEMS, INC.


                                  By: /s/ Stephen A. Tisdell
                                     -------------------------------------------
                                  Name: Stephen A. Tisdell
                                       -----------------------------------------
                                  Title: Chief Financial Officer
                                        ----------------------------------------


                                  CENTRAL PARKING SYSTEM REALTY, INC.


                                  By: /s/ Stephen A. Tisdell
                                     -------------------------------------------
                                  Name: Stephen A. Tisdell
                                       -----------------------------------------
                                  Title: Chief Financial Officer
                                        ----------------------------------------


                                  CENTRAL PARKING SYSTEMS OF MASSACHUSETTS, INC.


                                  By: /s/ Stephen A. Tisdell
                                     -------------------------------------------
                                  Name: Stephen A. Tisdell
                                       -----------------------------------------
                                  Title: Chief Financial Officer
                                        ----------------------------------------


                                  CPC FINANCE OF TENNESSEE, INC.


                                  By: /s/ Stephen A. Tisdell
                                     -------------------------------------------
                                  Name: Stephen A. Tisdell
                                       -----------------------------------------
                                  Title: Chief Financial Officer
                                        ----------------------------------------


                                  KINNEY SYSTEM OF SUDBURY ST, INC.


                                  By: /s/ Stephen A. Tisdell
                                     -------------------------------------------
                                  Name: Stephen A. Tisdell
                                       -----------------------------------------
                                  Title: Chief Financial Officer
                                        ----------------------------------------


                             (Signatures Continued)



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                                  ALLRIGHT HOLDINGS, INC.

                                  By: /s/ Stephen A. Tisdell
                                     -------------------------------------------
                                  Name: Stephen A. Tisdell
                                       -----------------------------------------
                                  Title: Chief Financial Officer
                                        ----------------------------------------



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


AGENT:                            BANK OF AMERICA, N.A.


                                  By: /s/ William H. Diell
                                     -------------------------------------------
                                  Name: William H. Diell
                                       -----------------------------------------
                                  Title: Senior Vice President
                                        ----------------------------------------


LENDERS:                          SUNTRUST BANK


                                  By: /s/ Scott Corley
                                     -------------------------------------------
                                  Name: Scott Corley
                                       -----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------




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



                                     KBC BANK N.V.


                                     By: /s/ Robert Snauffer
                                        ----------------------------------------
                                     Name: Robert Snauffer
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------


                                     KBC BANK N.V.


                                     By: /s/ Kenneth Connor
                                        ----------------------------------------
                                     Name: Kenneth Connor
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------




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





                                      FIRST AMERICAN NATIONAL BANK


                                      By: /s/ Russell S. Rogers
                                         ---------------------------------------
                                      Name: Russell S. Rogers
                                           -------------------------------------
                                      Title: Senior Vice President
                                            ------------------------------------





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



                                      MERCANTILE BANK, N.A.


                                      By: /s/ Eric Hartman
                                         ---------------------------------------
                                      Name: Eric Hartman
                                           -------------------------------------
                                      Title: AUP
                                            ------------------------------------






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



                                      NBD BANK, N.A.


                                      By: /s/ Dianna McCarthy
                                         ---------------------------------------
                                      Name: Dianna McCarthy
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------




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                                      THE BANK OF NOVA SCOTIA


                                      By: /s/ W.J. Brown
                                         ---------------------------------------
                                      Name: W.J. Brown
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------




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                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------





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                                      FIRST UNION NATIONAL BANK


                                      By: /s/ Robert T. Page
                                         ---------------------------------------
                                      Name: Robert T. Page
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------






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



                                        WACHOVIA BANK, N.A.


                                        By: /s/ Kenneth Washington
                                           -------------------------------------
                                        Name: Kenneth Washington
                                             -----------------------------------
                                        Title: Senior Vice President
                                              ----------------------------------






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                                         GENERAL ELECTRIC CAPITAL CORP.


                                         By: /s/ W. Jerome McDermott
                                            ------------------------------------
                                         Name: W. Jerome McDermott
                                              ----------------------------------
                                         Title: Duly Authorized Signatory
                                               ---------------------------------





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                                        THE BANK OF NEW YORK


                                        By: /s/ Robert Santoriello
                                           -------------------------------------
                                        Name: Robert Santoriello
                                             -----------------------------------
                                        Title: Assistant Vice President
                                              ----------------------------------





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



                                       SOUTHTRUST BANK, N.A.


                                       By: /s/ Bradford A. Vieira
                                          --------------------------------------
                                       Name: Bradford A. Vieira
                                            ------------------------------------
                                       Title: Commercial Loan Officer
                                             -----------------------------------





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                                       BARCLAYS BANK PLC


                                       By: /s/ Terance Bullock
                                          --------------------------------------
                                       Name: Terance Bullock
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------





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



                                         FLEET BANK, N.A.


                                         By: /s/ Richard Stord
                                            ------------------------------------
                                         Name: Fleet Bank, N.A.
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------




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




                                      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                      By: /s/ Michael J. Lister
                                         ---------------------------------------
                                      Name: Michael J. Lister
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------






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